SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           3/25/2002

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)


          Delaware                      333-65554             13-3460894
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

            On    3/25/2002    a scheduled distribution was made from the Trust
               to holders of the Certs.The Trustee has caused to be filed with
               the Commission,the Monthly Report dated      3/25/2002
               The Monthly Report is filed pursuant to and in accordance with
               (1) numerous no-action letters (2) current Commission policy in the area.





               A.   Monthly Report Information
                    See Exhibit No.1


               B.   Have and deficiencies occurred?  NO.
                               Date:
                               Amount:

               C.   Item 1: Legal Proceedings:  NONE

               D.   Item 2: Changes in Securities:   NONE

               E.   Item 4: Submission of Matters to a Vote of
                    Certificateholders:  NONE

               F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5
                    if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
               Exhibit No.

   1.)             Monthly Distribution Report     3/25/2002


Credit Suisse First Boston Mortgage Acceptance Corp,
Mortgage Pass-Through Certificates, Series 2002-HE4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                    3/25/2002

DISTRIBUTION SUMMARY

                                     Beginning              Current Period
                      Original Current Principa  Principal   Pass-Through
         Class     Face Value           Amount Distribution          Rate
A-1             550,000,000.00  550,000,000.00 4,983,983.31       2.19500%
A-2             150,000,000.00  150,000,000.00   727,072.32       2.29000%
A-3              61,000,000.00   61,000,000.00   295,676.08       2.18000%
A-F             100,000,000.00  100,000,000.00   310,964.04       5.51000%
A-IO            445,185,000.00  445,185,000.00         0.00       6.15000%
A-F-IO           29,300,000.00   29,300,000.00         0.00       5.50000%
M-1              55,500,000.00   55,500,000.00         0.00       2.90000%
M-2              51,000,000.00   51,000,000.00         0.00       3.60000%
M-F-1             4,900,000.00    4,900,000.00         0.00       6.94000%
M-F-2             4,900,000.00    4,900,000.00         0.00       7.42000%
B                17,500,000.00   17,500,000.00         0.00       4.35000%
B-F               5,200,000.00    5,200,000.00         0.00       7.88000%
X                         0.00            0.00         0.00
X-F                       0.00            0.00         0.00
P-F                      50.00           50.00         0.00
R                        50.00           50.00        50.00       5.51000%
Total          1,000,000,100.001,000,000,100.006,317,745.74

                       Accrued                  Certificate        Ending
                      Interest Realized Loss of    Interest  Current Prin
               Distributed (1)       Principal   Shortfall        Amount
Class
            A-1     905,437.50              N/A        0.00 545,016,016.69
            A-2     257,625.00              N/A        0.00 149,272,927.68
            A-3      99,735.00              N/A        0.00 60,704,323.92
            A-F     459,166.67              N/A        0.00 99,689,035.96
           A-IO   2,493,646.92              N/A       (0.00)441,671,061.96
         A-F-IO     134,291.67              N/A        0.00 27,100,000.00
            M-1     120,712.50            0.00         0.00 55,500,000.00
            M-2     137,700.00            0.00         0.00 51,000,000.00
          M-F-1      28,338.33            0.00         0.00  4,900,000.00
          M-F-2      30,298.33            0.00         0.00  4,900,000.00
              B      57,093.75            0.00         0.00 17,500,000.00
            B-F      34,146.67            0.00         0.00  5,200,000.00
              X   2,212,754.50              N/A        0.00          0.00
            X-F      94,825.85              N/A        0.00          0.00
            P-F       1,930.78              N/A        0.00         50.00
              R           0.23              N/A        0.00          0.00
          Total   7,067,703.70            0.00        (0.00)993,682,354.26

AMOUNTS PER $1,000 UNIT
                                                                 Interest
                                          Prin          Int Carry-forward
Class          Cusip              Distribution Distribution        Amount
A-1            22540VWV0             9.06178783   1.64625000    0.00000000
A-2            22540VWW8             4.84714879   1.71750000    0.00000000
A-3            22540VWX6             4.84714879   1.63500000    0.00000000
A-F            22540VWZ1             3.10964040   4.59166670    0.00000000
A-IO           22540VWY4             0.00000000   5.60137228    0.00000000
A-F-IO         22540VXA5             0.00000000   4.58333345    0.00000000
M-1            22540VXC1             0.00000000   2.17500000    0.00000000
M-2            22540VXD9             0.00000000   2.70000000    0.00000000
M-F-1          22540VXE7             0.00000000   5.78333265    0.00000000
M-F-2          22540VXF4             0.00000000   6.18333265    0.00000000
B              22540VXG2             0.00000000   3.26250000    0.00000000
B-F            22540VXH0             0.00000000   6.56666731    0.00000000
X              22540VA85
X-F            22540VA93
P-F            22540VB27                       38615.60000000
R              22540VXB3          1000.00000000   4.60000000    0.00000000



                                        Ending
                                     Curr Prin
Class                                   Amount
A-1                                990.93821217
A-2                                995.15285121
A-3                                995.15285121
A-F                                996.89035960
A-IO                               992.10679146
A-F-IO                             924.91467577
M-1                               1000.00000000
M-2                               1000.00000000
M-F-1                             1000.00000000
M-F-2                             1000.00000000
B                                 1000.00000000
B-F                               1000.00000000
X
X-F
P-F                               1000.00000000
R                                    0.00000000



Principal Distributions:                 GRP 1        GRP 2         GRP 3
Beginning Balance               540,208,736.15 199,940,218.293,710,396.85
     Scheduled Principal            303,924.66   118,846.33     58,992.77
     Prepays (Includes Curtail)   4,680,058.65   903,902.06    252,021.27
     Net Liquidation Proceeds             0.00         0.00          0.00
     Loan Purchase Prices                 0.00         0.00          0.00
     Total Principal Remit        4,983,983.31 1,022,748.39    311,014.04
     Net Realized Losses                  0.00         0.00          0.00
Ending Balance                  535,224,752.70 198,917,469.893,399,382.81

Principal Distributions:                 TOTAL GRP 1 + GRP 2
Beginning Balance               833,859,351.26 740,148,954.41
     Scheduled Principal            481,763.76   422,770.99
     Prepays (Includes Curtail)   5,835,981.98 5,583,960.71
     Net Liquidation Proceeds             0.00         0.00
     Loan Purchase Prices                 0.00         0.00
     Total Principal Remit        6,317,745.74 6,006,731.70
     Net Realized Losses                  0.00         0.00
Ending Balance                  827,541,605.31 734,142,222.50






                                         TOTAL
Ending Overcollateralization Am                     0.02
Ending Overcollateralization-F                         -


                                         GRP 1        GRP 2         GRP 3
Prefunding Account:
Beginning Balance               104,530,637.00 46,684,072.0025,960,542.00
Subsequent Transfer               5,544,554.59   819,108.59  4,670,838.85
Added to available certificate   98,986,082.41 45,864,963.4121,289,703.15
Amnt on Deposit in Prefund Accn  	  0.00          0.00	     0.00
Agg  Ending Collateral Bal      634,210,835.11 244,782,433.2114,689,085.96

                                         TOTAL GRP 1 + GRP 2
Prefunding Account:
Beginning Balance               177,175,251.00 151,214,709.00
Subsequent Transfer              11,034,502.03 6,363,663.18
Added to available certificate  	0.00         0.00
Amnt on Deposit in Prefund Accn 166,140,748.97 144,851,045.82

Agg  Ending Collateral Bal      993,682,354.28 878,993,268.32

                                         GRP 1        GRP 2         GRP 3
Interest Distributions:
Sched Int-Curr Per-Net of Serv    3,976,948.14 1,412,555.35    661,212.25
Capitalized Int Accnt withdrawa     499,655.66   231,514.25    126,120.59
Less Relief Act Int Shortfall         1,069.07         0.00          0.00

                                         TOTAL GRP 1 + GRP 2
Sched Int-Curr Per-Net of Serv    6,050,715.73 5,389,503.48
Capitalized Int Accnt withdrawa     857,290.50   731,169.91
Less Relief Act Int Shortfall         1,069.07     1,069.07

                                         GRP 1        GRP 2         GRP 3
Capitalized Interest Account:
Beginning Balance                 1,518,619.89   678,225.66    377,154.45
less: Capitalized Int Requireme     499,655.66   231,514.25    126,120.59
less Wthdrwl of Overfunded Int            0.00         0.00          0.00
Ending Balance                    1,018,964.23   446,711.41    251,033.86

                                         TOTAL GRP 1 + GRP 2
Capitalized Interest Account:
Beginning Balance                 2,574,000.00 2,196,845.55
less: Capitalized Interest Requ     857,290.50   731,169.91
less: Withdrawal of Overfunded            0.00     1,069.07
Ending Balance                    1,716,709.50 1,465,675.64


                                         GRP 1        GRP 2         GRP 3
Servicing Fee                       225,086.95    83,308.29     39,046.01
Trustee Fee                             540.21       199.94         93.71
Credit Risk Manager Fee               6,752.61     2,499.25      1,171.38
FSA Premium                          27,500.00    10,550.00      5,000.00

                                         TOTAL GRP 1 + GRP 2
Servicing Fee                       347,441.25   308,395.24
Trustee Fee                             833.86       740.15
Credit Risk Manager Fee              10,423.24     9,251.86
FSA Premium                          43,050.00    38,050.00

                                         GRP 1        GRP 2         GRP 3
Current Aggregate  Advances       3,350,655.51 1,157,793.69    412,396.73
Outstanding Aggregate Advances    3,350,655.51 1,154,802.08    365,409.96

                                         TOTAL GRP 1 + GRP 2
Current Aggregate  Advances       4,920,845.93 4,508,449.20
Outstanding Aggregate Advances    4,870,867.55 4,505,457.59


Delinquency Information

               30-59 days delinquent
                         Count         Balance
Group 1                       8           824,924.52
Group 2                      11         1,269,511.01
Group 3                      21         1,716,543.38
Total                        40         3,810,978.91
Group 1 + Group              19         2,094,435.53


               60-89 days delinquent
                         Count         Balance
Group 1                       1             99,775.04
Group 2                       2           155,679.17
Group 3                       3           206,986.65
Total                         6           462,440.86
Group 1 + Group               3           255,454.21


               90 or more days delinquent
                         Count         Balance
Group 1                       0                        -
Group 2                       2           142,737.76
Group 3                       0                        -
Total                         2           142,737.76
Group 1 + Group               2           142,737.76


Mortgage Loans in Foreclosure Proceedings

                         Count         Balance
Group 1                       4           407,314.93
Group 2                       1             62,977.16
Group 3                       0                        -
Total                         5           470,292.09
Group 1 + Group               5           470,292.09


Mortgage Loans in REO

Count                    Count         Balance
Group 1                       0                        -
Group 2                       0                        -
Group 3                       0                        -
Total                         0                        -
Group 1 + Group               0                        -


Mortgage Loans in Bankruptcy

                         Count         Balance
Group 1                       1             51,958.45
Group 2                       1           348,176.15
Group 3                       0                        -
Total                         2           400,134.60
Group 1 + Group               2           400,134.60

                                         GRP 1        GRP 2         GRP 3
# of Lns which Prepay Prem coll             34            2             1
Amnt of Prepay Prems                200,233.45    11,840.34             1,930.78






Number of Loans Repurchased                   0            0             0
Prin Bal of Loans Repurchased                 0            0             0


                                         TOTAL GRP 1 + GRP 2
# of Lns which Prepay Prem coll             37           36
Amnt of Prepay Prems                214,004.57   212,073.79



Roll 3 Mo Delinq Rate (60+days)        0.14433%
Roll-F 3 Mo Delinq Rate (60+day        0.18048%

Number of Loans Repurchased                   0            0
Prin Bal of Loans Repurchased                 0            0


                                         GRP 1        GRP 2         GRP 3
Realzd Losses during related Du           0.00         0.00          0.00
Cum Net Real Losses since Start           0.00         0.00          0.00


Prin Bal of Liquidated Loans              0.00         0.00          0.00
Cumltv Prin Ba of Liquidated Lo           0.00         0.00          0.00

Weighted Average Term to Mat               350          349           323
Weighted Average Gross Coup            9.33662%     8.97787%      8.96709%
Net WAC Rate of Mortgage Loans         8.75933%     8.39835%      8.38687%






Number of Loans in the Pool              4,449          970           952


                                         TOTAL GRP 1 + GRP 2
Realzd Losses incur during the            0.00         0.00
Cumltv Net Realized Losses sinc              0            0


Prin Bal of Liquidated Loans              0.00         0.00
Cumltv Prin Ba of Liquidated Lo           0.00         0.00

Weighted Average Term to Mat               347          350
Weighted Average Gross Coup            9.20907%     9.23971%
Net WAC Rate of Mortgage Loans         8.63092%     8.66182%

Insured Payment on Class A-1                 0
Insured Payment on Class A-2                 0
Insured Payment on Class A-3                 0
Insured Payment on Class A-F                 0

Number of Loans in the Pool              6,371        5,419


                                         TOTAL
Senior Enhancement Percentage         14.10705%
Senior-F Enhancement Percentage       13.07884%


Net Excess Spread                      1.33806%
Net-F Excess Spread                    1.54391%

Deposit to Basis Risk Reserve F           0.00
Basis Risk Reserve Fund Balance       5,000.00

Dep to Basis-F Risk Reserve Fun           0.00
Basis Risk-F Reserve Fund Bal         5,000.00


Trigger Event                                NO
Trigger-F Event                              NO





               SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Acceptance Corp,
Mortgage Pass-Through Certificates,Series 2002-HE4

                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA